                                                                    Exhibit 25.1

================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                     36-3800435
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

2 N. LaSalle Street
Suite 1020
Chicago, Illinois                                            60602
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                           BELDEN & BLAKE CORPORATION
               (Exact name of obligor as specified in its charter)
Ohio                                                         34-1686642
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          The Canton Oil & Gas Company
               (Exact name of obligor as specified in its charter)
Ohio                                                         34-1021371
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                            Ward Lake Drilling, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                                     38-2672911
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

5200 Stoneham Road
North Canton, Ohio                                           44720-1543
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                       8.75% Senior Secured Notes due 2012
                       (Title of the indenture securities)

================================================================================

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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

            Name                                         Address
            ----                                         -------
Office of Banks & Trust Companies of            500 E. Monroe Street
the State of Illinois                           Springfield, Illinois 62701-1532

Federal Reserve Bank of Chicago                 230 S. LaSalle Street
                                                Chicago, Illinois 60603

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

      2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 20th day of September, 2004.

                                       BNY Midwest Trust Company

                                   By: /s/ D.G. DONOVAN
                                       --------------------------------------
                                       Name: D.G. DONOVAN
                                       Title: VICE PRESIDENT

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

Including the institution's domestic and foreign subsidiaries completed as of the close of business on June 30, 2004, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                                                                              THOUSANDS OF DOLLARS
                                                                              --------------------
                                                                                    (000)
                                ASSETS
1. Cash and Due from Depository Institutions......................                  40,186
2  U.S. Treasury Securities.......................................                   - 0 -
3. Obligations of States and Political Subdivisions...............                   - 0 -
4. Other Bonds, Notes and Debentures..............................                   - 0 -
5. Corporate Stock................................................                   - 0 -
6. Trust Company Premises, Furniture, Fixtures and Other
   Assets Representing Trust Company Premises.....................                     658
7. Accounts Receivable............................................                   5,039
8. Goodwill.......................................................                  86,813
9. Intangibles ...................................................                     -0-
10.Other Assets ..................................................                   4,166
   (Itemize amounts greater than 15% of Line 10)
           Income Taxes Receivable................................                   4,109
11. TOTAL ASSETS..................................................                 136,862

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

                                                                         THOUSANDS OF DOLLARS
                                                                         --------------------
                          LIABILITIES
12.Accounts Payable...............................................                  2
13.Taxes Payable..................................................                  0
14.Other Liabilities for Borrowed Money...........................             25,425
15.Other Liabilities..............................................
   (Itemize amounts greater than 15% of Line 14)
           Reserve for Taxes......................................             10,075
                                                                               10,529
16. TOTAL LIABILITIES                                                          35,956
                         EQUITY CAPITAL
17.Preferred Stock................................................              - 0 -
18.Common Stock...................................................              2,000
19.Surplus........................................................             67,130
20.Reserve for Operating Expenses.................................              - 0 -
21.Retained Earnings (Loss).......................................             31,776
22.TOTAL EQUITY CAPITAL...........................................            100,906
23.TOTAL LIABILITIES AND EQUITY CAPITAL...........................            136,862

I, Robert L. DePaola, Vice President
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                              /s/ Robert L. DePaola
                 -----------------------------------------------
                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 23rd day of January, 2004.

My Commission expires May 15, 2007.
                                   /s/ Joseph A. Giacobino, Notary Public
                                   -----------------------

(Notary Seal)

Person to whom Supervisory Staff should direct questions concerning this report.

Emmie Chan                                                 Assistant Treasurer
----------                                                 -------------------
Name                                                               Title

(212) 437-5639
----------------------------
Telephone Number (Extension)

eychan@bankofny.com
-------------------
E-mail